UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Earliest Event Reported: July 29, 2005
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

          Incorporated in the                   Employer Identification

           State of Delaware                         No. 76-0146568

Item 2.02 Results of Operations and Financial Condition

On July 29, 2005, Anadarko Petroleum Corporation (Anadarko) announced second quarter 2005 earnings. The press release is included in this report as Exhibit 99.


Item 7.01  Regulation FD Disclosure

On July 29, 2005, Anadarko provided guidance for the remainder of 2005. This information is contained in the press release included in this report as Exhibit 99.


Item 9.01  Financial Statements and Exhibits

(c)  Exhibits
     99  Anadarko Press Release, dated July 29, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                ANADARKO PETROLEUM CORPORATION

                                         (Registrant)

July 29, 2005                   By:          /s/ Diane L. Dickey
                                   ---------------------------------------------
                                 Diane L. Dickey - Vice President and Controller